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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2002

WELLS FARGO FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Iowa	2-80466	42-1186565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
206 Eighth Street, Des Moines, Iowa		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (515) 243-2131

Item 5.    Other Events.

        Wells Fargo & Company (the "Parent") has issued a full and unconditional guarantee (the "Guarantee") of all outstanding term debt securities and commercial paper of Wells Fargo Financial, Inc., an indirect wholly owned subsidiary of the Parent ("WFFI"). Copies of the Guarantee dated October 22, 2002 and the Parent's and WFFI's joint press release issued on October 22, 2002 are attached hereto as Exhibits 4 and 99, respectively, and are incorporated herein by reference. Subject to receiving required consents and approvals, WFFI will cease filing periodic reports under the Securities Exchange Act of 1934 and will no longer be a separately rated company.

        The Parent has also guaranteed all outstanding commercial paper of WFFI's wholly owned Canadian subsidiary, Wells Fargo Financial Canada Corporation ("WFFC"), and subject to receiving required consents and approvals, intends to substitute its guarantee for the guarantee of WFFI with respect to the outstanding term debt of WFFC. WFFC expects to continue to issue term debt and commercial paper in Canada, fully guaranteed by the Parent.

        The foregoing discussion of the Guarantee is qualified by reference to the Guarantee.

Item 7.    Exhibits.

(c)
Exhibits

4
Guarantee of Wells Fargo & Company dated October 22, 2002.

99
Joint press release of Wells Fargo & Company and Wells Fargo Financial, Inc. issued on October 22, 2002.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WELLS FARGO FINANCIAL, INC.
Date: October 22, 2002	By:	/s/ DAVID A. FISHER David A. Fisher Senior Vice President and Treasurer

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  Item 5. Other Events.
  Item 7. Exhibits.
SIGNATURE